Exhibit 99.1

DDC Enterprise Limited and Ace Global Business Acquisition Limited Mutually Agree To Terminate Share Exchange Agreement

New York, NY — July 12, 2022 — DDC Enterprise Limited (the “Company” or “DDC”), a digital publisher and merchandising company that owns and operates the brand DayDayCook, and Ace Global Business Acquisition Limited (“Ace”) (NASDAQ: ACBA, ACBAU, ACBAW), a special purpose acquisition company (“SPAC”), today announced that both parties have mutually agreed to terminate their previously announced Share Exchange Agreement (“Share Exchange Agreement”), effective immediately.

Both parties decided to mutually terminate the Share Exchange Agreement as a result of unfavorable market conditions.

“I want to thank our SPAC partner, Ace, for their leadership over the last year. Together, we’ve made an incredible effort to make this deal happen, but given the state of the market, we’ve determined that this course is no longer the best option for the company. This choice has been made to ensure DDC is in the greatest possible position to carry out its long-term strategic goals and capitalize on the exceptional growth potential in this market. As we move into Q2 2022, we will continue striving towards our goal of being the world leader in content-driven lifestyle brands for young food lovers located in Asian markets,” said Norma Chu, Founder and CEO of DDC.

“We still think that DDC is a great company with an exciting future ahead of them, but even high-growth enterprises are finding the environment hard as a result of the present market conditions. As DDC exits this phase and continues forward with its goal of becoming a world-class culinary and lifestyle brand, we wish them every success,” said Eugene Wong, CEO of Ace.

About DDC

DDC Enterprise Limited is a private company incorporated in the Cayman Islands in 2012, which started its business in Hong Kong and expanded its business to Shanghai, PRC in 2015. DDC is a digital publisher and merchandiser for Asian cooking based in Hong Kong and Mainland China and mainly runs the leading content-driven lifestyle brand, DayDayCook for young food lovers who are seeking quality food and convenience from ready-to-heat (RTH), ready-to-cook (RTC) and plant-based food products. An omni-channel approach is adopted by DDC to promote and sell their products, including online, offline and social commerce channels. DDC also continuously builds brand recognition and fan base through online video contents, such as recipe video, product evaluation, live streaming and advertising videos.

About Ace Global Business Acquisition Limited

Ace is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the federal securities laws, including with respect to the pursuit by Ace Global Business Acquisition Limited (“Ace”) of a business combination transaction. These forward-looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” or the negatives of these words or words of similar meaning. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Such forward-looking statements are based upon the current beliefs and expectations of the management of Ace and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Ace, including those set forth in the “Risk Factors” section of Ace’s Quarterly Reports on Form 10-Q, Ace’s registration statement, the preliminary prospectus for Ace’s offering and other documents filed by Ace from time to time with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements as a predictor of future results, performance and/or achievements as projected financial information and other information are based on estimates and assumptions, whether or not identified in this document, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of the parties involved in the proposed transaction. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ace assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Ace gives no assurance that it will achieve its expectations.

Contacts

For Ace Global Business Acquisition Limited:

Eugene Wong, CEO

eugene@aceglobal-acq.com

+852 9086 7042

For DDC Enterprise Limited:

Norma Chu, Founder & CEO

norma@daydaycook.com